UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2026

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2026, Fractyl Health, Inc. (the “Company”) issued a press release announcing, among other business updates, its preliminary unaudited cash and cash equivalents.

A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 5, 2026, the Company announced its strategic outlook for 2026, including anticipated clinical and regulatory milestones across its Revita and Rejuva programs and an update to its cash position and runway guidance.

The Company’s preliminary unaudited cash and cash equivalents as of December 31, 2025 was approximately $81.5 million. In connection with exercises of Tranche A warrants from Company’s August 2025 financing, an additional $4.1 million of proceeds were received on January 2, 2026, resulting in a balance of $85.6 million in cash and cash equivalents as of such date. The Company’s current cash and cash equivalents are expected to fund its operations through early 2027 and support execution across planned 2026 clinical and regulatory milestones.

As of December 31, 2025, the Company had 153,372,044 shares of common stock outstanding, including all shares issued pursuant to the exercise of the Tranche A warrants. No Tranche A warrants remained outstanding as of December 31, 2025.

Revita

In 2026, the Company plans to advance Revita through a series of important clinical and regulatory milestones, building on continued progress across the REVEAL-1, REMAIN-1 Midpoint, and REMAIN-1 Pivotal Cohorts as the program moves through validation in post-GLP-1 weight maintenance. In parallel, the Company is aligning clinical development with regulatory strategy and real-world implementation considerations for Revita as the Company advances through a registrational year.

Anticipated 2026 Revita Milestones

•
Late January 2026: 6-month randomized data from the REMAIN-1 Midpoint Cohort
•
Early 2026: Complete randomizations for the REMAIN-1 Pivotal Cohort
•
Q2 2026: 1-year REVEAL-1 Cohort data
•
Q3 2026: 1-year REMAIN-1 Midpoint Cohort data
•
H2 2026: Topline 6-month randomized data from the REMAIN-1 Pivotal Cohort
•
H2 2026: Potential Revita PMA filing in post-GLP-1 weight maintenance

Rejuva

The Company plans to continue advancing its Rejuva gene therapy platform toward clinical validation in 2026, with progress expected toward first-in-human (“FIH”) evaluation of its lead program, RJVA-001, in patients with inadequately controlled T2D, subject to regulatory authorization. In H2 2025, the Company completed Clinical Trial Applications (“CTA”) for a RJVA-001 FIH study in EU and Australia, setting the stage for expected dosing of first patients and preliminary data in 2026.

Anticipated 2026 Rejuva Milestones

•
Q2 2026: Regulatory feedback on CTA for RJVA-001
•
H2 2026: First-in-human dosing of RJVA-001, subject to CTA authorization, and preliminary data

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: our anticipated financial performance, including cash and cash equivalents; our expected cash runway; the promise and potential impact of our preclinical or clinical trial data; the design, initiation, timing and results of clinical enrollment and any clinical studies or readouts; the content, information used for, timing or results of any Investigational New Drug (“IND”)-enabling studies, IND applications or CTAs; communications with regulators; the potential launch or commercialization of any of our product candidates; the potential treatment population or benefits for any of our product candidates; and our strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, positioning our Company at the forefront of the global opportunity for metabolic care, and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2025 and in our other filings with the SEC. These forward-looking statements are based on management’s current estimates and expectations. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Preliminary Financial Information

The Company’s audited consolidated financial statements at and for the year ended December 31, 2025 are not yet available. As a result, the financial information described in this Current Report is preliminary and unaudited, represents management’s estimate as of the date hereof and is subject to completion of the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2025. This preliminary financial information may materially differ from the actual results that will be reflected in the Company’s audited consolidated financial statements when such financial statements are completed and publicly disclosed. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the Company’s preliminary results.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relates to Item 2.02 and shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release dated January 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	January 5, 2026	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D. Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)